UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of l934

July 18, 2008 (July 17, 2008)
Date of report (Date of earliest event reported)

Modigene Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52691	20-0854033
(Commission File Number)	(IRS Employer Identification No.)

3 Sapir Street, Weizmann Science Park, Nes-Ziona, Israel 74140
(Address of Principal Executive Offices) (Zip Code)

(866) 644-7811
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On July 17, 2008, the Compensation Committee of the Board of Directors of Modigene Inc. (the “Company”) approved certain amendments to the employment agreements, as previously amended, of four of its Israeli executives, namely Shai Novik (President), Avri Havron (Chief Executive Officer), Fuad Fares (Chief Scientific Officer) and Eyal Fima (VP Product Development) (together, the “Israeli Executives”). The employment agreements with the Israeli Executives are referred to collectively as the “Israeli Executive Employment Agreements.”

The amendments to the Israeli Executive Employment Agreements were entered into to provide that effective June 1, 2008, the compensation of the Israeli Executives would be modified from United States Dollars (US$) to Israeli Shekels (IS), calculated using an IS/US$ exchange rate of 3.86 IS/US$. As to the compensation of each of the Israeli Executives, the compensation payable in IS is as follows:

Avri Havron: Salary of 829,900 IS, Bonus of 231,600 IS

Shai Novik: Salary of 965,000 IS, Bonus of 328,100 IS

Eyal Fima: Salary of 386,000 IS, Bonus of 193,000 IS

Fuad Fares: Salary of 138,960 IS

The amendments were entered into because under the Israeli Executive Employment Agreements, the salary was previously stated in US$, but was paid in IS based on the prevailing IS/US$ exchange rate. All of the Israeli Executives reside in Israel and perform substantially all of their services to the Company in Israel. Accordingly, the Compensation Committee adopted the amendments in order to reflect the intention of the Company that the Israeli Executives be paid in the currency of the country in which they reside, and to avoid any fluctuations in salary that could potentially result from currency exchange rate fluctuations.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Amendment to Consulting Agreement between the Company and Avri Havron
10.2	Amendment to Employment Agreement between the Company and Shai Novik
10.3	Amendment to Consulting Agreement between the ModigeneTech Ltd. and Fuad Fares
10.4	Amendment to Employment Agreement between the ModigeneTech Ltd. and Eyal Fima

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIGENE INC.
(Registrant)

Date: July 18, 2008	By:	/s/ Shai Novik
Name: Shai Novik
Title: President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Consulting Agreement between the Company and Avri Havron
10.2	Amendment to Employment Agreement between the Company and Shai Novik
10.3	Amendment to Consulting Agreement between the ModigeneTech Ltd. and Fuad Fares
10.4	Amendment to Employment Agreement between the ModigeneTech Ltd. and Eyal Fima